                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  June 28, 2000
                       (Date of earliest event reported)


                                 Prandium, Inc.
                                 --------------
             (Exact name of Registrant as specified in its charter)


       Delaware                       33-14051                       33-0197361
       --------                       --------                       ----------
(State of Incorporation)       (Commission File No.)       (IRS Employer Identification No.)



              18831 Von Karman Avenue, Irvine, California  92612
              --------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (949) 757-7900
                                 --------------
              (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On June 28, 2000, the Registrant announced it had completed the sale of its El Torito Restaurant Division to Acapulco Acquisition Corp. ("Acapulco") of Long Beach, California. The El Torito Restaurant Division was comprised of El Torito Franchising Company and El Torito Restaurants, Inc., both indirect subsidiaries of the Registrant. In consideration for the El Torito Restaurant Division, the Registrant received, subject to certain post-closing adjustments based on a closing balance sheet, $129.5 million, consisting of $114.7 million in cash, $9.8 million through assumption of certain debt of the El Torito Restaurant Division by Acapulco, and $5 million deposited in escrow. The sale was completed pursuant to the Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation, a subsidiary of the Registrant, and Acapulco (filed as Exhibit 2(b) to the Registrant's Form 10-K filed with the Securities and Exchange Commission on March 29, 2000), as amended by Amendment No. 1 thereto dated June 28, 2000 (attached hereto as Exhibit 2.2).

     On June 28, 2000, the Registrant issued a news release announcing the sale of the El Torito Restaurant Division. A copy of such news release is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information
     -------------------------------

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(c)  Exhibits
     --------

Exhibit   Description
-------   ----------------------------------------------------------------------

 2.1 Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2(b) to the Registrant's Form 10-K filed with the Securities and Exchange Commission on March 29, 2000).

 2.2 Amendment No. 1 to Stock Purchase Agreement dated June 28, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco.

99.1      Press Release of the Registrant dated June 28, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: July 5, 2000

                                        PRANDIUM, INC.



                                        By: /s/ Robert T. Trebing, Jr.
                                           -------------------------------------
                                        Name:  Robert T. Trebing, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

 2.1 Stock Purchase Agreement dated March 27, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco (filed as Exhibit 2(b) to the Registrant's Form 10-K filed with the Securities and Exchange Commission on March 29, 2000).

 2.2 Amendment No. 1 to Stock Purchase Agreement dated June 28, 2000, by and among the Registrant, FRI-MRD Corporation and Acapulco.

99.1      Press Release of the Registrant dated June 28, 2000.